                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                      [Amendment No......................]

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             The Money Store Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X   $125 per Exchange Act Rules 0-11(c)(1)(ii) or 14a-6(i)(l), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ......................................................................

    2)  Aggregate number of securities to which transaction applies:

        ......................................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ......................................................................

    4)  Proposed maximum aggregate value of transaction:

        ......................................................................

    5)  Total fee paid:

        ......................................................................

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:
                               -------------------------------------------------
    2)  Form Schedule or Registration Statement No.:
                                                    ----------------------------
    3)  Filing Party:
                     -----------------------------------------------------------
    4)  Date Filed:
                   -------------------------------------------------------------

                             [LOGO]THE MONEY STORE


                                                                 April 18, 1997

Dear Shareholder:

  On behalf of the Board of Directors of The Money Store Inc., it is my pleasure to invite you to attend the 1997 Annual Meeting of Shareholders of the Company, which will be held at The Hilton at Short Hills, 41 John F. Kennedy Parkway, Short Hills, New Jersey 07078, on Tuesday, May 20, 1997, at nine o'clock in the morning, local time.

  The business to be transacted at the meeting is set forth in the Notice of Meeting and is more fully described in the accompanying proxy statement.

  It is important that your shares be represented at the meeting, regardless of how many you hold. Whether or not you can be present in person, please sign, date and return your proxy in the enclosed postage paid envelope, as soon as possible. If you do attend the meeting and wish to vote in person, your proxy can be revoked at your request.

  We appreciate your support and look forward to seeing you at the meeting.

                                          Sincerely yours,

                                          /s/ Marc Turtletaub
                                          ----------------------------
                                          Marc Turtletaub
                                          Chief Executive Officer

                             THE MONEY STORE INC.
                              2840 MORRIS AVENUE
                            UNION, NEW JERSEY 07083

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1997

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Money Store Inc. (the "Company") will be held at The Hilton at Short Hills, 41 John
F. Kennedy Parkway, Short Hills, New Jersey 07078, on Tuesday, May 20, 1997, at nine o'clock in the morning, local time, for the following purposes:

    1. To elect two Class C Directors for a term of three years and until their successors shall have been elected and shall have qualified and one Class A director for a term of one year until his successor shall have been elected and shall have qualified; and

    2. To consider and act upon a proposal to approve and adopt the Company's 1997 Stock Incentive Plan; and

    3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

  Shareholders of record at the close of business on March 31, 1997 will be entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Morton Dear
                                          -------------------
                                          Morton Dear
                                          Secretary

Union, New Jersey
April 18, 1997

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE DATE, SIGN AND MAIL THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                             THE MONEY STORE INC.
                              2840 MORRIS AVENUE
                            UNION, NEW JERSEY 07083

                                PROXY STATEMENT

  The accompanying proxy is solicited by and on behalf of the Board of Directors of The Money Store Inc., a New Jersey corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at The Hilton at Short Hills, 41 John F. Kennedy Parkway, Short Hills, New Jersey 07078, on Tuesday, May 20, 1997, at nine o'clock in the morning, local time, or any adjournments thereof. Shareholders of record at the close of business on March 31, 1997 will be entitled to vote at the meeting.

  The shares represented by the accompanying proxy will be voted (or withheld from voting) as directed with respect to Proposal No. 1, the election of Directors, and Proposal No. 2, the approval and adoption of the Company's 1997 Stock Incentive Plan or, if no direction is indicated with respect to either Proposal No. 1 or Proposal No. 2, will be voted in favor of the election as Directors of the nominees named in this Proxy Statement below and in favor of approving and adopting the Company's 1997 Stock Incentive Plan. Each proxy executed and returned by a shareholder may be revoked at any time thereafter by giving written notice of such revocation to the Secretary of the Company or by attending the Annual Meeting and electing to vote in person, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

  The enclosed proxy also serves as the voting instruction card for the trustees who hold shares of record for participants in The Money Store Profit-Sharing Plan. Shares for which no instructions are received by the trustees will be voted in the same proportion as the shares for which the trustees receive instructions.

  Under New Jersey law, abstentions and broker non-votes are counted for purposes of establishing a quorum, but otherwise do not count. Generally, the approval of a specified percentage of shares voted at a shareholder meeting is required to approve a proposal and thus abstentions and broker non-votes have no effect on the outcome of a vote. At the Annual Meeting, a plurality of the shares of Common Stock voted is required to elect a Director, without regard to either broker non-votes or abstentions. Where New Jersey law or the Company's certificate of incorporation or bylaws requires that the matter voted upon be approved by a specified percentage of the outstanding shares, then abstentions and broker non-votes have the same effect as negative votes.

  An Annual Report to Shareholders for the year ended December 31, 1996, including audited financial statements, accompanies this Proxy Statement. Additional copies of the Annual Report are available upon request. The date of this Proxy Statement is the approximate date on which the Proxy Statement and form of proxy were first sent or given to shareholders.

                               VOTING SECURITIES

  The Company has set the close of business on March 31, 1997 as the record date (the "Record Date") for the purpose of determining shareholders entitled to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 57,985,380 shares of Common Stock, no par value per share (the "Common Stock"), the only class of voting securities of the Company outstanding. Except with respect to the election of Directors, each shareholder is entitled to one vote for each share held. With respect to the election of Directors, shareholders have the right to cumulate their votes. That right permits each shareholder to multiply the number of shares the shareholder is entitled to vote by the number of Directors to be elected in order to determine the number of votes the shareholder is entitled to cast, and, then, to cast all or any number of such votes for one nominee or to distribute them among any two or more nominees. Because two classes of Directors are being elected at the 1996 Annual Meeting, the Company has determined to permit shareholders to cumulate all of their votes across both classes. The proxies solicit discretionary authority to vote cumulatively. All references to the number of shares and price per share information herein reflect all stock splits effected prior to the date hereof unless otherwise noted.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

  The following table provides information at February 1, 1997, with respect to (i) any person known to the Company to be the beneficial owner of five percent or more of the Common Stock, (ii) all Directors (both continuing and nominees) of the Company, (iii) each of the five most highly compensated executive officers of the Company, and (iv) all Directors and executive officers as a group. Unless otherwise indicated, the beneficial ownership disclosed consists of sole voting and investment power.

                                                         AMOUNT AND
                                                          NATURE OF
                                                         BENEFICIAL     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                 OWNERSHIP (2)   OF CLASS
---------------------------------------                 -------------   --------
Alan Turtletaub.......................................      533,780(3)       *
Marc Turtletaub.......................................   19,969,750(4)   34.5%
Morton Dear...........................................       91,896          *
Anthony R. Medici (5).................................       96,653          *
Anthony L. Watson (6).................................        8,125          *
Harry Puglisi.........................................       35,000          *
Alexander C. Schwartz, Jr. (7)........................        5,625          *
William S. Templeton..................................       49,375          *
Lawrence J. Wodarski..................................       94,615          *
Fred Alger Management, Inc. and Fred M. Alger III (8).    3,394,000       5.9%
All Directors and executive officers as a group (15
 persons).............................................   20,973,602      36.3%

--------
*  Less than one percent.

(1) Unless otherwise indicated, the address of each beneficial owner is c/o The Money Store Inc., 2840 Morris Avenue, Union, NJ 07083.

(2) Includes options held by Directors and executive officers as a group exercisable within 60 days of February 1, 1997 to purchase 306,149 shares of Common Stock. Of such shares, Messrs. Dear, Medici, Watson, Puglisi, Templeton and Wodarski hold options to purchase 10,346, 56,553, 8,125, 15,000, 46,375, and 83,750 shares, respectively.

(3) Includes 112,500 shares of Common Stock owned by a charitable foundation, over which Mr. Alan Turtletaub has shared voting and investment power under its certificate of incorporation.

(4) Includes (i) 2,913,160 shares of Common Stock over which Mr. Marc Turtletaub has the sole power to vote as trustee of two trusts for the benefit of a family member; (ii) 1,281,920 shares of Common Stock over which he has sole voting and investment power for the benefit of a family member, (iii) 3,750 shares of Common Stock owned by a family member, (iv) 3,750 shares of Common Stock over which a family member has sole voting and investment power as custodian for the benefit of a family member, (v) 112,500 shares of Common Stock owned by a charitable foundation over which he has shared voting and investment power under its certificate of incorporation, and (vi) 1,500 shares over which he has joint ownership with family members.

(5) Mr. Medici resigned as a Director of the Company on November 15, 1996 and retired as an executive officer of the Company on January 2, 1997.

(6) Mr. Watson's address is c/o Health Insurance Plan of Greater New York, 7 West 34th Street, New York, NY 10001-8190.

(7) Mr. Schwartz's address is P. O. Box 424 Ridge Road, Tuxedo Park, New York 10987.

(8) Fred Alger Management, Inc. and Fred M. Alger III have filed a Schedule 13G with the Securities Exchange Commission dated January 10, 1997 (the "Alger Schedule 13G"). Based upon the Alger Schedule 13G, the address of such beneficial owners is 75 Maiden Lane, New York. NY 10038. The Alger
    Schedule 13G discloses that such benficial owners have sole voting power with respect to 52,100 shares of Common Stock, shared voting power with respect to 3,128,200 shares of Common Stock and sole dispositive power with respect to 3,385,000 shares of Common Stock.

  The shares of Common Stock beneficially owned by Alan Turtletaub and Marc Turtletaub constitute 35.16% of the shares of Common Stock entitled to vote at the Annual Meeting. Alan and Marc Turtletaub have indicated that they intend to vote all such shares of Common Stock for the election as Directors of each of the Company's nominees named below under "Proposal No. 1: Election of Directors" and for the adoption of the Company's 1997 Stock Incentive Plan as described under "Proposal No. 2: Adoption of the 1997 Stock Incentive Plan."

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

  The Company's Board of Directors currently consists of seven members and is divided into three Classes serving staggered terms, the term of one Class of Directors to expire each year. At the Annual Meeting, the shareholders will elect two Class C Directors for a term of three years expiring in 2000 and until their respective successors shall have been elected and shall have qualified and one Class A Director for a term of one year expiring in 1998 to complete the term of Anthony R. Medici, a Class A Director, who resigned from the Board in 1996. The term of the Class A Directors expires in 1998 and the term of the Class B Directors expires in 1999, at which times Directors of the appropriate Class will be elected for three year terms. All the nominees are presently serving as Directors of the Company. If no direction to the contrary is given, all proxies received by the Board of Directors will be voted "FOR" the election as Directors of Morton Dear, Alan Turtletaub, and William S. Templeton. In the event that any nominee is unable or declines to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors knows of no reason to anticipate that this will occur.

  Biographical information follows for each person nominated and each person whose term of office will continue after the meeting.

NOMINEES

CLASS A DIRECTOR

  William S. Templeton was elected as a Director of the Company by the Board of Directors in October 1996 to replace Anthony R. Medici after Mr. Medici's resignation. Mr. Templeton has been a Senior Vice President of the Company since 1990. In October 1992, Mr. Templeton became President of the Company's Home Equity Loan subsidiaries and, in such capacity, is primarily responsible for their day to day operations. Since joining the Company in 1973, Mr. Templeton has served in a variety of positions.

CLASS C DIRECTORS

  Morton Dear has been Executive Vice President, Chief Financial Officer and Secretary of the Company since 1983, and for the past 24 years has been primarily responsible for the financial affairs of the Company. Since joining the Company in 1973, he has served in a variety of positions. Mr. Dear is a Certified Public Accountant, a licensed real estate broker and a licensed mortgage banker. He is a past Chairman of the Board of Directors of the Easter Seal Society of New Jersey and is on the Advisory Board of Valley National Bank.

  Alan Turtletaub was a founder of the Company and has been Chairman of the Board of Directors of the Company since 1989. He was the President and Chief Executive Officer of the Company from 1979 to 1989. Mr. Turtletaub is a licensed real estate broker, a licensed broker in life, fire and casualty insurance and a licensed mortgage banker. He is a member of the Board of Directors of Cali Realty Corporation and HIP Insurance Company of New Jersey Inc. and is on the Advisory Board of Valley National Bank.

CONTINUING DIRECTORS

CLASS A DIRECTORS

  Alexander C. Schwartz, Jr. became a Director of the Company in January 1993. Until January 31, 1996, Mr. Schwartz, currently a private investor, was a Managing Director in the Investment Banking Division of Prudential Securities Incorporated, where he had been employed for 33 years.

  Anthony L. Watson has been the President and Chief Executive Officer of the Health Insurance Plan of Greater New York ("HIP") since September 1990. Prior thereto, he served as an Executive Vice President of HIP for five years. Mr. Watson also serves on the Boards of Directors or Boards of Trustees of numerous organizations in the healthcare field.

CLASS B DIRECTORS

  Harry Puglisi has been the Treasurer of the Company since 1982. Since joining the Company in 1975, Mr. Puglisi also has served as Assistant Controller and Controller of the Company. Mr. Puglisi is a Certified Public Accountant.

  Marc Turtletaub has been the President and Chief Executive Officer of the Company since 1989. He has been associated with the Company in various capacities since 1975. Mr. Turtletaub is an attorney licensed to practice in California and New Jersey and is a licensed real estate broker in California.

BOARD AND COMMITTEE MEETINGS

  The Company has an Executive Committee, a Compensation Committee and an Audit Committee. The Executive Committee, currently comprised of Messrs. Alan and Marc Turtletaub and Dear, is authorized and empowered, to the extent permitted by New Jersey law, to exercise all functions of the Board of Directors in the interval between meetings of the Board of Directors. The functions of the Audit Committee, currently comprised of Messrs. Schwartz and Watson, include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants. The Compensation Committee, currently comprised of Messrs. Alan and Marc Turtletaub, reviews and makes recommendations with respect to compensation of officers and key employees other than grants under the Company's stock incentive plans.

  During the year ended December 31, 1996, there were three meetings of the Board of Directors, two meetings of the Executive Committee, one meeting of the Audit Committee and one meeting of the Compensation Committee. Each Director attended not less than 75% of the meetings of the Board and not less than 75% of the meetings held by all committees on which he served.

  Each Director who is not an officer or employee of the Company is paid an annual retainer of $25,000 in addition to a fee of $500, plus expenses, for each Board of Directors meeting attended. Each committee member, who is not an officer or employee of the Company, is paid a fee of $500 for each committee meeting attended. Committee fees are paid only for meetings held on days when no Board of Directors meeting is held.

                                  MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

  The Directors and Executive Officers of the Company are as follows:

                                 DIRECTOR
 NAME                        AGE  SINCE   POSITIONS HELD WITH THE COMPANY
 ----                        --- -------- -------------------------------
 Alan Turtletaub............  83   1974   Chairman of the Board of Directors
 Marc Turtletaub............  51   1981   President, Chief Executive Officer and
                                          Director
 Morton Dear................  59   1981   Executive Vice President, Chief Financial
                                          Officer,
                                          Secretary and Director
 Harry Puglisi..............  49   1983   Treasurer and Director
 Alexander C. Schwartz, Jr..  64   1992   Director
 Anthony L. Watson..........  56   1991   Director
 William S. Templeton.......  48   1996   Senior Vice President and Director
 Michael H. Benoff..........  43     --   Senior Vice President
 James K. Ransom............  47     --   Vice President and Principal Accounting
                                          Officer
 John A. Reeves.............  46     --   Senior Vice President, President of the
                                          Company's Student Loan subsidiary and
                                          Executive Vice President of Home Equity Loan
                                          subsidiaries
 Lawrence J. Wodarski.......  49     --   Senior Vice President and Chief
                                          Administrative Officer
 Paul R. Eber...............  40     --   Executive Vice President of the Company's
                                          Student Loan subsidiary
 J. Tom Jones...............  56     --   President of the Company's Auto Loan
                                          subsidiary
 Paul I. Leliakov...........  39     --   President of the Company's SBA Loan
                                          subsidiary

  Biographical information follows for the Executive Officers named in the above chart who are not Directors of the Company.

  Lawrence J. Wodarski has been a Senior Vice President of the Company since 1991, and from 1988 to 1996 was primarily responsible for the day to day operations of the Company's Small Business Administration ("SBA") Loan subsidiaries. In January 1996, Mr. Wodarski relinquished his responsibilities for the Company's SBA Loan subsidiaries as a result of his appointment to the newly created role of Chief Administrative Officer of the Company. Since joining the Company in July 1987, he has served in a variety of positions.

  John A. Reeves has been a Senior Vice President of the Company since 1993 and was a Vice President of the Company from 1990 to 1993. In 1993, Mr. Reeves was promoted to President of the Company's Student Loan subsidiary and became an Executive Vice President of the Company's Home Equity Loan subsidiaries. From 1985, when he joined the Company, to 1988, he was an Assistant Corporate Counsel of the Company.

  Michael H. Benoff has been a Senior Vice President of the Company since 1994. Since joining the Company in 1987, Mr. Benoff's responsibilities have been primarily in the finance area. He has been responsible for the Company's investor relations since its initial public offering in 1991.

  James K. Ransom has been a Vice President of the Company since 1995 and was appointed Principal Accounting Officer of the Company in February 1996. He joined the Company in 1989 as the Assistant Treasurer. Mr. Ransom is a Certified Public Accountant.

  Paul R. Eber has been an Executive Vice President of the Company's Student Loan subsidiary since joining the Company in 1993, and he is in charge of its operations. Prior to joining the Company, Mr. Eber was employed in a variety of capacities by the Illinois Student Aid Commission from February 1983 to June 1990 and the Texas Guaranteed Student Loan Corporation from June 1990 to February 1993.

  J. Tom Jones has been the President of the Company's Auto Loan subsidiary since joining the Company in October 1994. He has primary responsibility for this subsidiary. Prior to joining the Company, Mr. Jones, who has over 25 years of experience in the auto finance business, served for 8 years as a Senior Vice President for Westcorp Financial Services, an auto loan finance company.

  Paul I. Leliakov has been President of the Company's SBA Loan subsidiary since January 1996. Since joining the Company in 1986, Mr. Leliakov has worked in a variety of positions serving as the SBA Loan subsidiary's Executive Vice President and Chief Operating Officer since 1993.

FAMILY RELATIONSHIPS

  Marc Turtletaub is Alan Turtletaub's son. No other family relationship exists among any of the Directors or executive officers of the Company. No arrangement or understanding exists between any Director or executive officer or any other person pursuant to which any Director or executive officer was selected as a Director or executive officer of the Company. Subject to rights under applicable employment agreements, each executive officer serves at the pleasure of the Board of Directors.

                            EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Other than the awarding of certain raises and bonuses and extending certain employment contracts, the Compensation Committee took no action with respect to compensation of the Company's executive officers during 1996. All of the Company's other compensation plans and the employment contracts applicable to the executive officers were in place prior to 1994.

  In 1994, the Company established a nonqualified, unfunded pension benefit plan (the "Plan"). Currently covered under the Plan are Messrs. Dear, Puglisi, Templeton, Wodarski and Reeves. The Plan, recommended by the Compensation Committee and approved by the Board of Directors, was established both in recognition of the contributions made to the Company by the currently covered individuals and as incentive for them to remain with the Company.

 Stock Option Plans

  Augmenting the Company's 1991 Stock Option Plan (the "1991 Plan"), the Company adopted the 1995 Stock Incentive Plan of The Money Store Inc. (the "1995 Plan") on August 15, 1995 which was approved by the shareholders of the Company on October 12, 1995.

  The purpose of the 1991 Plan, the 1995 Plan and the 1997 Stock Incentive Plan (which is the subject of the second proposal in this proxy statement) is to encourage the Company's employees and directors to acquire a larger proprietary interest in the Company and to provide incentives to maximize the long-term growth of the Company. It is anticipated that the opportunity for acquisition of such proprietary interest will aid the Company in securing and retaining its employees.

  The Compensation Committee and the Board believe that equity ownership by management helps align management and shareholder interests in enhancing shareholder value. The Compensation Committee and the Board believe that, based on the Company's performance, granting additional equity interest to management is warranted to reward them for past performance and encourage their future efforts. The Compensation Committee and the Board will continue to review stock-based compensation from time to time and recommend rewards to management with such compensation that is reflective of the Company's and management's performance.

 Compensation Philosophy

  In evaluating the performance and the compensation of the executive officers of the Company, the Compensation Committee took particular note of management's success in meeting the Company's goals for continued growth of revenues, profits and return on equity. For 1996, 10%, 25%, and 10% increases in these areas were established and surpassed. These goals were established by the Compensation Committee after evaluating trends in the Company's performance, the status of the economy, and input from these key executives relative to their plans for geographic and product expansion, cost containment, and increased productivity. Raises and bonuses granted in 1996 primarily reward executive officers for results and performance in 1995 while providing incentive for the reported year. While certain key employees have employment agreements which guarantee a certain base salary, the Compensation Committee seeks to reward them with both raises and bonuses, the size of which are related to both the Company's aforementioned goals and each individual's respective performance. The magnitude of these increases were based on historic levels of Company increases determined without regard to increases for executives in comparable companies and with equal weight given to the Company's stated goals.

 Base Salary and Bonus

  Most executive officers, including the Chief Executive Officer, are compensated pursuant to written employment agreements providing for base salary and bonuses. The amount of any raise or bonus depends upon the Compensation Committee's evaluation of such officer's work performance relative to the Company's goals of increasing revenues, profits and return on equity or other contributions to the Company's success made by such officer during the year. The Compensation Committee believes that a meaningful base salary and bonus are important factors necessary to retain and attract qualified executive personnel.

  The salaries of the Chief Executive Officer and the Chairman of the Board did not change in 1996 from their 1995 levels. The Compensation Committee believes that since they own a controlling interest in the Company, money available for salary increases and bonuses should be made available to other executives. No bonuses were paid to either Marc or Alan Turtletaub in 1996.

 Evaluation Procedure

  In determining matters relating to executive officer compensation (other than the Chief Executive Officer), the Compensation Committee reviews the respective areas of authority of the various executive officers and the performance and contribution of each to the efforts of the Company in meeting its goals.

 Section 162(m) of the Internal Revenue Code

  Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility by a publicly-held corporation of compensation paid in a taxable year to the Chief Executive Officer and any other executive officer whose compensation is required to be reported in the Summary Compensation Table to $1 million per executive officer. For the 1996 tax year, the Company did not exceed, and therefore was not affected by, this limitation.

  Compensation Committee:

  Marc Turtletaub               Alan Turtletaub

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  As stated above, during 1996, the Compensation Committee consisted of Messrs. Marc Turtletaub, the President and Chief Executive Officer of the Company, and Alan Turtletaub, the Chairman of the Board of Directors.

  Alan Turtletaub and Marc Turtletaub, Directors and executive officers of the Company, are the general partners in a general partnership which has a one-third interest in a joint venture which is the lessor of the Company's corporate headquarters in Union, New Jersey. During the past three years, the Company has occupied approximately 50,000 square feet in Union under a lease expiring in the year 2000. The annual rent under the lease, subject to certain adjustments, is approximately $1,200,000.

  Because of the control by Alan Turtletaub and Marc Turtletaub over the Company's operations, the above-described transactions were not the result of arm's-length negotiations between independent parties. Additional or modified agreements, arrangements or transactions may be entered into by the Company and Alan Turtletaub and/or Marc Turtletaub from time to time in the future. Any such future agreements, arrangements and transactions will be determined through negotiations between the parties thereto. However, the Company will not enter into any transaction with Marc Turtletaub or Alan Turtletaub or any other Director or executive officer, or with any affiliate of any of them, unless such transaction has been approved by at least a majority of the independent Directors of the Company.

SUMMARY COMPENSATION TABLE

  The following table summarizes the compensation for the past three years of the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers:

                                      ANNUAL COMPENSATION           LONG-TERM COMPENSATION AWARDS (3)
                             -------------------------------------- ----------------------------------
                                                     OTHER ANNUAL       SECURITIES        ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR  SALARY  BONUS(1) COMPENSATION(2) UNDERLYING OPTIONS COMPENSATION(4)
---------------------------  ---- -------- -------- --------------- ------------------ ---------------
Marc Turtletaub..........    1996 $450,000       --          --               --           $ 7,119
 Chief Executive Officer     1995  450,000       --          --               --             7,164
                             1994  450,000       --          --               --             7,182
Morton Dear..............    1996  290,839 $339,200          --               --            11,619
 Chief Financial Officer     1995  267,500  237,400          --           56,250            11,664
                             1994  252,500  167,400          --               --            11,682
William S. Templeton.....    1996  252,996  240,750          --               --            11,619
 Senior Vice President       1995  213,833  164,000    $ 65,000           75,000            11,664
                             1994  190,000  104,600     100,000               --            11,682
Lawrence J. Wodarski.....    1996  182,911  164,600          --               --            11,619
 Senior Vice President       1995  148,055  111,200          --           46,875            11,664
                             1994  132,330   71,100          --               --            10,733
A. R. Medici (5).........    1996  189,403  164,600          --               --            11,619
 Executive Vice President    1995  189,000  111,200          --               --            11,664
                             1994  189,000   83,700          --               --            11,682

--------
(1) Consists of bonuses determined for the year indicated and paid either in that year or the following year.

(2) Except for Mr. Templeton, the value of each of the named executive officer's perquisites did not exceed the threshold for disclosure established under the Securities and Exchange Commission's proxy rules. In connection with Mr. Templeton's promotion to President of the Company's Home Equity Loan subsidiaries in 1992, Mr. Templeton was required to relocate to Sacramento, California from Union, New Jersey. The Company assisted Mr. Templeton in such relocation. At the time, the Company also agreed to lend Mr. Templeton $100,000, after the payment of any taxes, of which a portion was advanced in 1992 and the balance in 1993. The loan did not bear interest and, therefore, the Company agreed to reimburse Mr. Templeton for any resulting income tax liability. One-third of the then current amount outstanding under the loan was forgiven in November 1993, another one-third in 1994 and the final one-third in November 1995. In 1995, Mr. Templeton's compensation included $65,000 representing the forgiveness of the final one-third of his $100,000 loan from the Company and reimbursement for the tax effect thereon.

(3) No named executive officer received restricted stock awards or long-term incentive plan payouts during the periods covered by the table.

(4) Consists of contributions by the Company to the executive officers' respective accounts pursuant to The Money Store Profit-Sharing Plan.

(5) Mr. Medici resigned as a Director of the Company on November 15, 1996 and retired as an executive officer of the Company on January 2, 1997.

OPTION GRANTS IN LAST FISCAL YEAR

  No stock options or incentive awards under the 1991 Plan or under the 1995 Plan were granted to executive officers named in the Executive Compensation Table in 1996. No stock appreciation rights ("SARs") have ever been granted to executive officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

  The following table provides information as to options exercised by each of the executive officers of the Company named in the Executive Compensation Table during 1996. The table also sets forth the value of options held by such officers at year end measured in terms of the reported last sale price of the Common Stock on the Nasdaq Stock Market on December 31, 1996, and the option exercise price.

                                                    NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS
                           SHARES                OPTIONS AT FISCAL YEAR END              AT FISCAL YEAR END($)
                         ACQUIRED ON    VALUE    -------------------------------    -------------------------------
NAME                     EXERCISE(#) REALIZED($) EXERCISABLE      UNEXERCISABLE     EXERCISABLE($) UNEXERCISABLE($)
----                     ----------- ----------- -------------    --------------    -------------- ----------------
Marc Turtletaub.........       --            --               --                --           --              --
Morton Dear.............   91,652     2,185,988           10,346            45,000      285,808       1,243,125
William S. Templeton....    8,000       154,280           46,375            60,000    1,281,109       1,657,500
Anthony Medici..........   57,095     1,215,452           61,653                 0    1,703,164               0
Lawrence J. Wodarski....   10,000       251,600           83,750            37,500    2,313,594       1,035,938

PENSION PLAN TABLE

  The Company has adopted a Supplemental Executive Retirement Plan (the "SERP") which provides retirement benefits to certain key employees who are designated for participation by the Board of Directors. The SERP is an unfunded defined benefit plan, under which the amount of a retiree's benefit is calculated pursuant to a formula based upon years of service with the Company and compensation.

  The SERP provides for three different benefit levels, which are designated as Target Level I. Target Level II and Target Level III. The Board of Directors, in its sole discretion, determines the Target Level at which a named individual shall participate. For Target Level I participants, the SERP provides for an annual benefit at the normal retirement date equal to 50% of covered compensation, multiplied by a fraction, the numerator of which is the participant's number of years of service with the Company (subject to a maximum of 25) and the denominator of which is 25. For participants in Target Level II or Target Level III, the benefit is 33 1/3% of covered compensation or 25% of covered compensation, respectively, multiplied by the same fraction as for Target Level I. Covered compensation means the highest average annual compensation, not to exceed $300,000 annually, for any three consecutive calendar years.

  Normal retirement date means the first day of the month following the participant's 62nd birthday (or the date on which the participant completes two years of participation in the SERP, if later). Benefit payments will commence upon the participant's retirement from the Company at or after his normal retirement date and will be made in installments over a period of ten years or less (as determined by the Board of Directors), in an amount which is the actuarial equivalent of the annual benefit determined pursuant to the SERP benefit formula, as illustrated in the Table below.

  The following Pension Plan Table illustrates the annual benefit at normal retirement date for participants in Target Level I. For participants in Target Level II or Target Level III, the benefits would be two-thirds or one-half of the amount shown in the Table, respectively.

                                                          YEARS OF SERVICE AT
                                                        NORMAL RETIREMENT DATE
                                                       -------------------------
REMUNERATION                                             15     20    25 OR MORE
------------                                           ------ ------- ----------
125,000............................................... 37,500  50,000   62,500
150,000............................................... 45,000  60,000   75,000
175,000............................................... 52,500  70,000   87,500
200,000............................................... 60,000  80,000  100,000
225,000............................................... 67,500  90,000  112,500
250,000............................................... 75,000 100,000  125,000
275,000............................................... 82,500 110,000  137,500
300,000 or more....................................... 90,000 120,000  150,000

  For the persons named in the Summary Compensation Table, the applicable Target Level, covered compensation and years of service as of December 31, 1996 are; Mr. Medici--Target Level I, $300,000 and 26 years; Mr. Dear--Target Level I, $300,000 and 24 years; Mr. Templeton--Target Level II, $300,000 and 24 years; and Mr. Wodarski, Target Level III, $270,000 and 9 years.

EMPLOYMENT AGREEMENTS

  The Company has entered into an employment agreement with Marc Turtletaub. Marc Turtletaub's employment agreement was amended in March 1996 to expire on December 31, 1999, subject to earlier termination under certain circumstances. The agreement automatically continues from year to year after such term unless terminated on at least 365 days' prior notice by either the Company or the executive. The agreement with Marc Turtletaub provides for an annual base salary of $450,000 and certain raises and bonuses also to be determined from time to time in the discretion of the Board of Directors.

  The Company has amended and restated employment agreements entered into in September 1991 with Messrs. Dear and Templeton. The employment agreements with Messrs. Dear and Templeton were amended in March 1996 to expire on December 31, 1999, subject to earlier termination under certain circumstances. Mr. Medici's employment agreement, which was substantially similar to Mr. Dear's agreement, expired on December 31, 1996, and he retired on January 2, 1997. The amended and restated agreements automatically continue from year to year after their respective terms unless terminated on at least 365 days' prior notice. The amended and restated agreement with Mr. Dear provides for an annual base salary of $270,000 and certain raises and bonuses to be determined from time to time in the discretion of the Board of Directors. The amended and restated agreement with Mr. Templeton provides for an annual base salary of $218,000, and certain raises and bonuses to be determined from time to time in the discretion of the Board of Directors. The agreement with Mr. Dear provides for payment of the difference, if any, between $100,000 and the bonus otherwise payable to Mr. Dear on June 1 of each year, pursuant to the Company's bonus plan. The agreement with Mr. Medici provided for payment of the difference, if any, between $50,000 and the bonus otherwise payable to him on June 1, pursuant to the Company's bonus plan. The agreement with Mr. Templeton provides for payment of the difference, if any, between $50,000 and the bonus otherwise payable to him on June 1 of each year, pursuant to the Company's bonus plan.

  The employment agreements described above provide that if there is a Change in Control (as defined below) of the Company, then the executives may at their election, at any time within one year after a Change in Control, terminate their employment agreements, or if the executives' employment is terminated for any reason within one year after a Change in Control (other than by reason of death or incompetence), the executives shall be entitled to receive a lump sum severance payment equal to 200% of the executives' annual base salary in effect as of the date of termination or, if greater, such salary as may be in effect immediately prior to the Change in

Control of the Company, plus an amount equal to 200% of his bonus for the previous year, plus certain other benefits. For purposes of the employment agreements, a "Change in Control" will be deemed to have occurred if (a) both
(i) any person or group of persons other than the executives, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or group) the beneficial ownership, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the then outstanding securities of the Company and
(ii) the combined direct and indirect beneficial ownership of Alan Turtletaub and Marc Turtletaub of securities of the Company represents less than 40% of the combined voting power of the then outstanding securities of the Company; or (b) a person or group acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or group) assets from the Company that have a total fair market value equal to or more than one-third of the total fair market value of all of the assets of the Company immediately prior to such acquisition; provided, however, that if any transaction or event or series of transactions or events resulting in a Change in Control is approved by a majority of the members of the Board of Directors holding office prior to the transaction or event or series of transactions or events, then the transaction or event or series of transactions or events shall not be deemed to be a Change in Control. Notwithstanding the foregoing, for purposes of subsection (a), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Company is not transferred from a person or group to another person or group; and for purposes of subsection (b), a Change in Control will not be deemed to occur if the assets of the Company are transferred: (i) to a shareholder in exchange for his stock, (ii) to an entity in which the Company has (directly or indirectly) a 50% ownership interest, or (iii) to a person or group that has (directly or indirectly) at least a 50% ownership interest of the Company with respect to its stock outstanding, or to any entity in which such person or group possesses (directly or indirectly) a 50% ownership interest. At December 31, 1996, and based upon salary levels then in effect, in the event the Company had caused their employment to be terminated in accordance with the employment agreements or upon a Change in Control, Marc Turtletaub, Morton Dear and William S. Templeton would have been entitled pursuant to the employment agreements to receive lump sums of approximately $900,000, $1,248,000 and $932,000, respectively, together with accelerated vesting of their stock options.

PERFORMANCE GRAPH

  Set forth below is a graph comparing the total shareholder returns (assuming reinvestment of dividends) of the Company from December 31, 1991 through December 31, 1996, to the Standard & Poor's 500 Composite Stock Index ("S&P 500") and the Dow Jones Financial Services Diversified Index ("DJ Index"). The graph assumes $100 invested on December 31, 1991 in the Company and each of the other indices.

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN*
                   AMONG THE MONEY STORE INC., S & P 500 AND
                      D J FINANCIAL SERVICES DIVERSIFIED

                                    [CHART]


               12/91    12/92    12/93    12/94    12/95    12/96
               -----    -----    -----    -----    -----    -----
TMS             100      116      169      196      625     1110
S & P           100      113      118      132      165      203
D J             100      108      134      120      214      291

RELATED PARTY TRANSACTIONS

  Robert Puglisi, a brother of Harry Puglisi, a Director and executive officer of the Company, was a controller of the Company. For 1996, Robert Puglisi's compensation (including bonuses and stock option exercises, but excluding Company contributions under the Profit-Sharing Plan) was approximately $121,000.

  Diane Mansolillo, sister of William S. Templeton, a Director and executive officer of the Company, is a Regional Assistant Vice President of the Home Equity Loan division. For 1996, Diane Mansolillo's compensation (including bonuses and stock option exercises, but excluding Company contributions under the Profit Sharing Plan) was approximately $152,000.

  David Medici, son of Anthony R. Medici, a former Director and executive officer of the Company is a Senior Vice President of the Home Equity Loan Division. For 1996, David Medici's compensation (including bonuses, relocation benefits, and stock option exercises, but excluding Company contributions under the Profit Sharing Plan was approximately $426,000.

  The Company has adopted a policy of encouraging its employees to obtain their mortgage financing from the Company. Pursuant to such policy, the Company has written first and second mortgage loans for various employees, including, from time to time, certain of its Directors and executive officers and certain members of their immediate families, other relatives and business associates. Mortgages originated by the Company under the above policy are generally pooled together with other mortgages originated by the Company in the ordinary course of its business and sold in the secondary market as publicly offered pass-through certificates. The Company also usually retains the right to service the loans. Generally, the interest rates offered pursuant to this policy are lower than rates offered to the Company's other borrowers, but are in excess of the rate the Company believes it will have to pay to the institutional investors to whom such loans are usually sold. When making these loans to employees, the Company does not necessarily evaluate the specific rates otherwise available to its employees if those employees were to obtain loans directly from the Company's institutional investors or from other third parties. The maturities of such loans range from 15 to 30 years. While such loans are generally made with respect to primary residences, the Company has made loans with respect to other properties, including investment properties because the Company believes that such policy generates goodwill and loyalty among its employees. The Company expects to continue such policy for the foreseeable future because the Company believes that such policy generates goodwill and loyalty among its employees.

  The following table sets forth certain information with respect to all mortgage loans made by the Company to Directors and executive officers of the Company, or to members of their immediate families, other relatives or associates, where the amount owing to the Company at any time during the year ended December 31, 1996 exceeded $60,000:

NAMES OF BORROWERS AND
RELATIONSHIPS TO THE COMPANY  TYPE OF    DATE OF   INTEREST
(IF ANY)                        LOAN   ORIGINATION   RATE     AMOUNT (1)   OTHER INFORMATION
----------------------------  -------- ----------- --------- ------------ -------------------
Mario and Marjorie
 Medici (brother &
 sister-in-law of A.R.
 Medici, a former
 Director...............      1st Mtg.  10/21/92       7.65% $141,500 (2) Principal Residence
William S. Templeton (a
 Director) and Luz
 Amanda Templeton, his
 wife...................      1st Mtg.  09/14/93       7.50% $168,800 (3) Investment Property
Michael H. Benoff
 (Senior Vice
 President).............      1st Mtg.  10/01/93       7.50% $137,000 (4) Principal Residence
Paul I. Leliakov
 (President of small
 business loan
 subsidiary)............      1st Mtg.  10/14/93       7.50%  $94,000 (5) Principal Residence
Diane J. Mansolillo
 (sister of William S.
 Templeton).............      1st Mtg.  03/25/94       7.85% $143,600 (6) Principal Residence
                              2nd Mtg.  03/25/94       7.85%  $36,000 (7) Principal Residence
Anthony L. Watson
 (Director).............      2nd Mtg.  09/30/92       8.25% $142,000 (8) Investment Property
T.K. Mab, Inc. (a
 principal shareholder
 is the son of Morton
 Dear, a Director)......           SBA  05/23/95      10.25% $250,000 (9)            SBA Loan
                                                   Adjusted
                                                   Quarterly
John A. Reeves (Senior
 Vice President)........      2nd Mtg.  07/12/96       9.65% $77,000 (10) Principal Residence

--------
(1) The original principal amount of these loans also represents the largest aggregate amount of indebtedness of the borrowers pursuant to the loans presented since the date of origination thereof.

(2) As of December 31, 1996, approximately $95,000 was outstanding pursuant to this loan.

(3) As of December 31, 1996, approximately $165,000 was outstanding pursuant to this loan.

(4) As of December 31, 1996, approximately $130,000 was outstanding pursuant to this loan.

(5) As of December 31, 1996, approximately $91,000 was outstanding pursuant to this loan.

(6) As of December 31, 1996, approximately $139,000 was outstanding pursuant to this loan.

(7) As of December 31, 1996, approximately $32,000 was outstanding pursuant to this loan.

(8) As of December 31, 1996, approximately $119,000 was outstanding pursuant to this loan.

(9) As of December 31, 1996, approximately $245,000 was outstanding pursuant to this loan.

(10) As of December 31, 1996, approximately $77,000 was outstanding pursuant to this loan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Company believes that during 1996 its officers and directors complied with all requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, except as follows. One sale transaction of Common Stock of the Company in 1996 by Anthony L. Watson was reported late on a Form 4. One sale transaction of Common Stock of the Company in 1996 by Marc Turtletaub was reported late on a Form 4. One sale transaction of Common Stock of the company in 1996 by William S. Templeton was reported late on a Form 5.

                                PROPOSAL NO. 2:
                   ADOPTION OF THE 1997 STOCK INCENTIVE PLAN

GENERAL

  The Board of Directors of the Company, by Unanimous Written Consent dated April 14, 1997, adopted, subject to the approval of the shareholders, the 1997 Stock Incentive Plan of The Money Store Inc. (the "1997 Plan").

DESCRIPTION OF THE 1997 STOCK INCENTIVE PLAN

  The purpose of the 1997 Plan is to encourage the Company's employees and directors to acquire a larger proprietary interest in the Company and to provide incentives to maximize the long-term growth of the Company. It is anticipated that the opportunity for acquisition of such proprietary interest will aid the Company in securing and retaining its employees.

  A copy of the 1997 Plan is attached hereto as Exhibit A. The following summary of the principal provisions of the 1997 Plan is subject to the full text of the 1997 Plan.

  The 1997 Plan will be administered by the Board of Directors unless the Board appoints a committee (the "Committee"), comprised of two or more directors of the Company, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to administer the plan. During any period in which the Plan is administered by the Committee, all references to the Board in this description shall be deemed to refer to the Committee.

  Awards may be in the form of stock options, restricted stock awards or stock appreciation rights ("Incentive Awards"). All directors and employees of the Company (other than Alan Turtletaub and Marc Turtletaub), as may be determined by the Board from time to time, are eligible to participate in the 1997 Plan. Stock options may be granted as "incentive stock options" (as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or as non-qualified stock options.

  The aggregate number of shares of Common Stock that may be issued pursuant to Incentive Awards under the 1997 Plan may not exceed 2,800,000, provided, that rights that are exercisable as an alternative to an option (as described below) are not subject to the foregoing limitation. The maximum number of shares which may be the subject of options and stock appreciation rights granted during the duration of the 1997 Plan to any individual who is a "covered employee" within the meaning of Section 162(m) of the Code shall not exceed 1,400,000 shares.

  The exercise price of a stock option is determined by the Board; however, the exercise price of an incentive stock option must be at least equal to the fair market value of the Common Stock on the date of grant.

  The term of stock options and stock appreciation rights cannot exceed ten years from the date of grant. Options and stock appreciation rights are exercisable at such rate and times as may be fixed by the Board on the date of grant; however, no options or stock appreciation rights can be exercised earlier than the date of grant or shareholder approval of the 1997 Plan. The holder of a stock option granted in connection with an alternative stock appreciation right (which is described later) is entitled to exercise such option only by surrendering the alternative stock appreciation right with respect to the same number of shares as to which such option is exercised. The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all stock option plans of the Company and its subsidiaries) shall not exceed $100,000; to the extent that this limitation is exceeded, such excess options shall be treated as non-qualified stock options for purposes of the 1997 Plan and the Code.

  At the time a stock option is granted, the Board may, in its sole discretion, designate whether the stock option is to be considered an incentive stock option or non-qualified stock option plan. A stock option with no such designation shall be deemed an incentive stock option to the extent that the $100,000 limit described above is met.

  Payment of the purchase price for shares acquired upon the exercise of options may be made by any one or more of the following methods: in cash, by check, by delivery to the Company of shares of Common Stock already owned by the option holder, by a "cashless" exercise method with a designated broker, or by such other method as the Board may permit from time to time. However, a holder may not use previously owned shares of Common Stock that were acquired pursuant to the 1997 Plan, or any other stock plan that may be maintained by the Company or its subsidiaries, to pay the purchase price under an option, unless the holder has beneficially owned such shares for at least six months.

  A stock appreciation right may be granted either independently or in connection with a stock option at the time of grant. A stock appreciation right granted in connection with a stock option shall be exercisable (a) only to the extent that the related stock option is exercisable and (b) either in conjunction with, or as an alternative to, the exercise of the related option. A stock appreciation right is the right to receive an amount equal to the excess (or a portion of the excess, as determined by the Board at the time of grant), of the fair market value of a share of Common Stock on the date of exercise over (i) the fair market value of a share of Common Stock on the date of grant, in the case of a stock appreciation right granted independently of any stock option, or (ii) the exercise price of the related stock option, in the case of a stock appreciation right granted in connection with a stock option (which excess is referred to as the "Spread").

  The holder of a conjunctive stock appreciation right granted in connection with a stock option is deemed to have exercised the right at the same time, and to the same extent that, the related stock option is exercised. The holder of an alternative stock appreciation right granted in connection with a stock option is entitled to exercise such right only by surrendering the related stock option with respect to the same number of shares as to which such stock appreciation right is exercised and to receive payment therefor. The number of shares with respect to which an alternative stock appreciation right is surrendered shall not be available for future grants of Incentive Awards. A stock appreciation right granted independently of any related stock option is exercisable for a duration determined by the Board, but in no event after ten years from the date of grant. The Board may limit the amount payable upon the exercise of any stock appreciation right.

  At the election of the holder, distribution of the amount payable upon the exercise of a stock appreciation right may be made in shares of Common Stock, valued at their fair market value on the date of exercise of the stock appreciation right, or in cash, or in a combination of cash and shares.

  Stock options and stock appreciation rights become immediately exercisable in full upon the retirement of the holder after reaching the age of 65, upon the disability or death of the holder while in the employ or service of the Company, upon the occurrence of such special circumstances as in the opinion of the Board merit special consideration, or upon the occurrence of a Change in Control (as defined in the 1997 Plan) while the holder is in the employ or service of the Company. However, no options or rights may be exercised earlier than the date of the shareholders' approval of the 1997 Plan.

  Stock options and stock appreciation rights terminate at the end of the tenth business day following the holder's termination of employment. This period is extended to three months in the case of the holder's retirement at or after age 65 or disability, and six months in the case of the death of the holder, in which case the stock options and/or stock appreciation rights are exercisable by the holder's estate.

  The Board may grant restricted stock awards to eligible individuals. A restricted stock award is the issuance of shares of Common Stock or the grant of the right to purchase Common Stock at a price determined by the Board. Such shares of Common Stock, when and if issued, shall be subject to transfer restrictions determined by the Board in its sole discretion, and subject to substantial risk of forfeiture unless and until specific conditions established by the Board at the time of grant are met. Such conditions may be based on continuing employment or achievement of pre-established performance objectives, or both, as determined by the Board. Unless the holder of a restricted stock award ceases to be an employee or director of the Company (for reasons other than those described below), the transfer restrictions imposed upon restricted stock awards will lapse in accordance with a schedule or other conditions as are determined by the Board. All restrictions immediately cease upon the death or disability of the holder, upon the occurrence of such special circumstances as in the opinion of the Board merit special consideration or upon a Change in Control (as defined in the 1997
Plan) while the holder is in the employ or service of the Company.

  Payment of the purchase price for restricted shares shall be made in cash, by check, or by such other methods as the Board may permit.

  Certificates for the shares of Common Stock granted or purchased pursuant to a restricted stock award shall be issued in the name of the holder thereof, but the certificates shall be retained by the Company for the holder's account and shall not be delivered to the holder until such time as the restrictions imposed on the transfer of such shares shall have lapsed. The holder of a restricted stock award has the right to vote the shares of Common Stock registered in his or her name. Dividends and distributions (including stock dividends and distributions in the event of a split-up, conversion, exchange, reclassification or substitution) with respect to such shares shall be retained by the Company for the holder's account, to be distributed to the holder at the time, and to the extent that, the restrictions imposed on the transfer of such shares shall have lapsed.

  Each Incentive Award (other than grants of restricted stock) contains anti-dilution provisions which will automatically adjust the number of shares subject to Incentive Awards in the event of a stock dividend, split-up, conversion, exchange, reclassification or substitution. In addition, upon the dissolution or liquidation of the Company, or the occurrence of a merger or consolidation in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation or in which the voting securities of the Company which are outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting securities of the Company or such surviving entity immediately after such merger or consolidation, or upon the sale of all or substantially all of the assets of the Company, or upon a spin-off (but only with respect to employees and directors who become employees and directors of the spin-off company) the Board may provide that the stock options and stock appreciation rights granted under the 1997 Plan shall terminate unless provision is made by the Company in connection with such transaction for the assumption of stock options and stock appreciation rights theretofore granted, or the substitution of such stock options and stock appreciation rights of new options of, and rights with respect to, the successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices. If stock options and conjunctive stock appreciation rights, or independent stock appreciation rights, terminate as a result of any such transactions, the Board shall provide that the holder will be entitled to the excess (or, in the case of stock appreciation rights, a portion of such excess equal to the portion of the Spread to which the holder would be entitled upon the exercise of such stock appreciation rights ) of (i) the fair market value (determined on the basis of the amount received by shareholders in connection with such transaction) of the shares subject to the portion of the stock option and rights not theretofore exercised (whether or not the stock option and rights are then exercisable pursuant to their terms or otherwise), over (ii) the aggregate purchase price that would be payable for such shares upon the exercise of the stock option, or the fair market value of the shares on the date of grant of independent rights, as the case may be. In the event of any other change in the corporate structure or outstanding shares of Common Stock, the Board may make such equitable adjustment to the number of shares and the class of shares available under the 1997 Plan or to any outstanding Incentive Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

  The Company shall obtain such consideration for granting Incentive Awards under the 1997 Plan as the Board in its discretion may request.

  Each Incentive Award may be subject to provisions to assure that any exercise or disposition of Common Stock will not violate the securities laws.

  No Incentive Award may be granted under the 1997 Plan after August 13, 2007.

  The Board of Directors or the Committee may at any time withdraw or amend the 1997 Plan and may, with the consent of the affected holders of an outstanding Incentive Award, at any time withdraw or amend the terms and conditions of outstanding Incentive Awards. Any amendment which would increase the number of shares issuable pursuant to Incentive Awards or to any individual or change the class of employees to whom Incentive Awards may be granted shall be subject to the approval of the shareholders of the Company within one year of such amendment.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO PARTICIPANTS IN THE 1997 PLAN

  The Federal income tax consequences to an employee who receives incentive stock options generally will, under current law, be as follows:

  An employee will not realize any income upon the grant or exercise of an incentive stock option. If the employee disposes of the shares of Common Stock acquired upon the exercise of an incentive stock option at least two years after the date the option is granted and at least one year after the Common Stock is transferred to him or her, the employee will realize long-term capital gain in an amount equal to the excess, if any, of his or her selling price for the shares over the option exercise price. In such case, the Company will not be entitled to any tax deduction resulting from the issuance or sale of the shares. If the employee disposes of the shares of Common Stock acquired upon the exercise of an incentive stock option prior to the expiration of two years from the date the option is granted, or one year from the date the Common Stock is transferred to him or her, any gain realized will be taxable at such time as follows (a) as ordinary income to the extent of the difference between the option exercise price and the lesser of the fair market value of the shares on the date the option was exercised or the amount realized from such disposition, and (b) as capital gain to the extent of any excess, which gain shall be treated as short-term or long term capital gain depending upon the holding period of the Common Stock. In such case, the Company may claim an income tax deduction (as compensation) for the amount taxable to the employee as ordinary income.

  In general, the difference between the fair market value of the Common Stock at the time the incentive stock option is exercised and the option exercise price will constitute an item of adjustment, for purposes of determining alternative minimum taxable income, and under certain circumstances may be subject, in the year in which the option is exercised, to the alternative minimum tax.

  If an employee uses shares of Common Stock which he or she owns to pay, in whole or in part, the exercise price for shares acquired pursuant to an incentive stock option, (a) the holding period for the newly issued shares of Common Stock equal in value to the old shares which were surrendered upon the exercise shall include the period during which the old shares were held, (b) the employee's basis in such newly issued shares will be the same as his or her basis in the old shares surrendered and (c) no gain or loss will be recognized by the employee on the old shares surrendered. However, if any employee uses shares previously acquired pursuant to the exercise of an incentive stock option to pay all or part of the exercise price under an incentive stock option, such tender will constitute a disposition of such previously acquired shares for purposes of the one-year (or two-year) holding period requirement applicable to such incentive stock option and such tender may be treated as a taxable exchange.

  The Federal income tax consequences to an individual who receives non-qualified stock options generally will, under current law, be as follows:

  An individual will not realize any income at the time the option is granted. Generally, an individual will realize ordinary income, at the time the option is exercised, in a total amount equal to the excess of the then fair market value of the Common Stock acquired over the exercise price. However,
Section 83 of the Code provides that, if a director, officer or principal shareholder (i.e., an owner of more than ten percent of the outstanding shares of Common Stock) receives shares pursuant to the exercise of a non-qualified stock option, he or she is not required to recognize any income until the date on which such shares can be sold at a profit without liability under Section 16(b) of the Exchange Act. At such time, the director, officer or principal shareholder will realize income equal to the amount by which the then fair market value of the shares acquired pursuant to the exercise of such option exceeds the price paid for such shares.

  Alternatively, a director, officer or principal shareholder who would not otherwise be taxed at the time the shares are transferred may file a written election within 30 days with the Internal Revenue Service, to be taxed as of the date of transfer, on the difference between the then fair market value of the shares and the price paid for such shares.

  All income realized upon the exercise of a non-qualified stock option will be taxed as ordinary income. The Company will be entitled to a tax deduction (as compensation) for the amount taxable to an individual (including a director, officer and principal shareholder) upon the exercise of a non-qualified stock option, as described above, in the same year as those amounts are taxable to the individual.

  Shares of Common Stock issued pursuant to the exercise of a non-qualified stock option generally will constitute a capital asset in the hands of an individual (including a director, officer or principal shareholder) and will be eligible for capital gain or loss treatment upon any subsequent disposition. The holding period of an individual (including a director, officer or principal shareholder) will commence upon the date he or she recognizes income with respect to the issuance of such shares, as described above. The individual's basis in the shares will be equal to the greater of their fair market value as of that date or the amount paid for such shares. If, however, an individual uses shares of Common Stock which he or she owns to pay, in whole or in part, the exercise price for shares acquired pursuant to the exercise of a non-qualified stock option, (a) the holding period for the newly issued shares of Common Stock equal in value to the old shares which were surrendered upon the exercise shall include the period during which the old shares were held, (b) the individual's basis in such newly issued shares will be the same as his or her basis in the surrendered shares, (c) no gain or loss will be realized by the individual on the old shares surrendered, and (d) the individual will realize ordinary income in an amount equal to the fair market value of the additional number of shares received over and above the number of old shares surrendered.

  The Federal income tax consequences to an individual who receives restricted stock awards generally will, under current law, be as follows:

  An individual will not realize any income when the right to acquire shares subject to restricted stock awards ("Restricted Shares") is granted, or when the certificates for the Restricted Shares themselves are registered in the individual's name. The individual will realize ordinary income as and when the Restricted Shares are no longer subject to a substantial risk of forfeiture (which risk of forfeiture includes the restriction imposed by Section 16(b) of the Exchange Act), in an amount equal to the difference between the fair market value of the Restricted Shares as of such date and the price he or she paid for such shares. Alternatively, the individual can file a written election with the Internal Revenue Service, no more than 30 days after the certificates for the Restricted Shares are issued, to be taxed as of the date of issuance on the difference between the then fair market value of the Restricted Shares and the price he or she paid for such shares. Once the individual has realized ordinary income with respect to the Restricted Shares, any subsequent increase in the value of the Restricted Shares generally will be taxed when the shares are sold as long-term or short-term capital gain, depending on how long the Restricted Shares are held. The individual's holding period with respect to the Restricted Shares will begin on the date he or she realizes ordinary income with respect to the Restricted Shares and the basis in the shares will be equal to their then fair market value. The Company will be entitled to a tax deduction when, and to the extent, ordinary income is realized by the individual with respect to such shares. Any dividends or other distributions paid on the Restricted Shares generally will be taxable when distributed to the individual.

  An individual will be subject to tax, at ordinary income rates, on the amount of cash and the fair market value of any property received upon the exercise of any stock appreciation rights. The Company will be entitled to a tax deduction equal to the amount includible in the individual's income.

  In addition to the Federal income tax consequences, discussed above, Section 280G of the Code provides that if an officer, shareholder or highly compensated individual receives a payment which is in the nature of compensation and which is contingent upon a change in control of the employer, and such payment equals or exceeds three times his or her "base salary" (as hereinafter defined), then any amount received in excess of base salary shall be considered an "excess parachute payment." An individual's "base salary" is equal to his or her average annual compensation includible in gross income over the five-year period (or period of employment, if shorter) ending with the close of the individual's taxable year immediately preceding the taxable year in which the change in control occurs. If the taxpayer establishes, by clear and convincing evidence, that an amount received is reasonable compensation for past or future services, all or a portion of such amount may be deemed not to be an excess parachute payment. If any payments made under the 1997 Plan in connection with a change in control of the Company constitute excess parachute payments with respect to any individual, then in addition to any income tax which would otherwise be owed on such payment, the individual will be subject to an excise tax equal to 20% of such excess parachute payment and the Company will not be entitled to any tax deduction to which it otherwise would have been entitled with respect to such excess parachute payment.

  Section 280G provides that payments made pursuant to a contract entered into within one year of the change in control are presumed to be parachute payments unless the individual establishes, by clear and convincing evidence, that such contract was not entered into in contemplation of a change in control. In addition, the General Explanation of the Tax Reform Act of 1984 prepared by the Staff of the Joint Committee on Taxation indicates that the grant of an Incentive Award within one year of the change in control or the acceleration of an Incentive award because of a change in control may be considered a parachute payment, in an amount equal to the value of the Incentive Award or the value of the accelerated portion of the Incentive Award, as the case may be. Pursuant to proposed regulations issued by the Treasury Department under
Section 280G, the acceleration of a non-qualified stock option because of a change in control is considered a parachute payment in an amount equal to the value of the accelerated portion of the option. Even if the grant of an Incentive Award within one year of the change in control or the acceleration of an Incentive award is not a parachute payment for purposes of section 280G, the exercise of a stock option or stock appreciation right granted within one year of the change in control or the exercise of the accelerated portion of a stock option or stock appreciation right may result in a parachute payment, in an amount equal to the excess of the fair market value of the shares receive upon exercise of the option over the exercise price (or the cash or fair market value of shares received upon the exercise of stock appreciation rights). Payments received for the cancellation of an Incentive Award because of a change in control may also result in parachute payments.

  Section 162(m) of the Code provides that the deduction by a publicly-held corporation for compensation paid in a taxable year to the chief executive officer and the four other most highly compensated executive officers of the corporation is limited to $1 million per each individual officer. Income pursuant to Incentive Awards under the 1997 Plan would be subject to the deductibility limitations of Section 162(m).

  The foregoing summary with respect to Federal income taxation does not purport to be complete and reference is made to the applicable provisions of the Code.

LISTING AND RECENT SHARE PRICE

  The shares of Common Stock are listed on the NASDAQ Stock Market's National Market. The market price per share at the close of business on April 7, 1997 was $24.125.

VOTE REQUIRED

  The affirmative vote of a majority of the votes cast on this Proposal No. 2 is required to approve the 1997 Plan. The Board is of the opinion that the adoption of the 1997 Plan is advisable and is in the best interests of the Company.

  THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE PROPOSED ADOPTION OF THE 1997 STOCK INCENTIVE PLAN OF THE MONEY STORE INC. BY THE SHAREHOLDERS. UNLESS OTHERWISE INSTRUCTED, SIGNED PROXIES WHICH ARE RETURNED IN A TIMELY MANNER WILL BE VOTED IN FAVOR OF THE PROPOSAL.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected the firm of KPMG Peat Marwick LLP as the Company's independent certified public accountants for the year ending December 31, 1997. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, at which time they will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                OTHER BUSINESS

  As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that set forth herein. If any other matter or matters are properly brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

  Proposals of shareholders intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company on or prior to December 19, 1997 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 1998 Annual Meeting.

                               OTHER INFORMATION

  The costs of solicitation of proxies will be borne by the Company. The Company has retained Beacon Hill Partners Inc., 90 Broad Street, New York, New York 10004 to assist the Company in the distribution of the proxy materials and the solicitation of proxies for an estimated fee of $3,500 plus reimbursement of reasonable out-of-pocket expenses. Beacon Hill Partners, Inc. may solicit proxies from shareholders by mail, telephone, telex, telegram or personal call or visit. In addition, Directors, officers and other employees of the Company may solicit proxies in person or by telephone, without additional compensation therefor, other than reimbursement of out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and the Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

                                          By Order of the Board of Directors,
                                          /s/ Morton Dear
                                         -----------------------
                                          Morton Dear
                                          Secretary

Union, New Jersey
April 18, 1997

A COPY OF  THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE  FISCAL YEAR ENDED
 DECEMBER 31, 1996 MAY BE  OBTAINED BY SHAREHOLDERS SOLICITED HEREBY, WITHOUT
  CHARGE, UPON WRITTEN REQUEST SENT TO INVESTOR RELATIONS DEPARTMENT, THE MONEY STORE INC., 3301 "C" STREET, SUITE 100-M, SACRAMENTO, CALIFORNIA
   95816

                                   EXHIBIT A

                           1997 STOCK INCENTIVE PLAN
                                      OF
                             THE MONEY STORE INC.

  1. Purpose. The purpose of this Stock Incentive Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by directors and key employees of the Corporation and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations and by providing such directors and key employees with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will stimulate the efforts of such directors and key employees on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel.

  2. Definitions. When used in this Plan, unless the context otherwise requires:

    (a) "Alternative Rights" shall have the meaning set forth in Section 7.

    (b) "Board of Directors" shall mean the Board of Directors of the Corporation, as constituted at any time.

    (c) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

    (d) "Committee" shall mean the Committee, if any, established by the Board of Directors pursuant to Section 3 to administer the Plan.

    (e) "Conjunctive Rights" shall have the meaning set forth in Section 7.

    (f) "Corporation" shall mean The Money Store Inc.

    (g) "Eligible Persons" shall mean those persons described in Section 4 who are potential recipients of Incentive Awards.

    (h) "Fair Market Value" on a specified date shall mean the closing price at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the closing price of a Share as reported on the NASDAQ National Market System or, if the Shares are not then traded on the NASDAQ National Market System, the average of the closing bid and asked prices at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Board of Directors for such date using any reasonable method of valuation.

    (i) "Incentive Award" shall mean an Option, Restricted Stock Award or Rights granted pursuant to this Plan.

    (j) "Incentive Stock Option" shall have the meaning set forth in section 422 of the Internal Revenue Code.

    (k) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

    (l) "Options" shall mean the stock options granted pursuant to this Plan.

    (m) "Plan" shall mean this 1997 Stock Incentive Plan of The Money Store Inc., as adopted by the Board of Directors on April 14, 1997, as such Plan from time to time may be amended.

    (n) "President" shall mean the person who at the time shall be the President of the Corporation.

    (o) "Restricted Shares" shall mean the Shares issued as a result of a Restricted Stock Award.

    (p) "Restricted Stock Award" shall mean a grant of Shares or of the right to purchase Shares pursuant to Section 12 hereof. Such Shares, when and if issued, shall be subject to such transfer restrictions and risk of forfeiture as the Board of Directors shall determine at the time the Award is granted, until such specific conditions are met. Such conditions may be based on continuing employment or achievement of pre-established performance objectives, or both.

    (q) "Rights" shall mean stock appreciation rights granted pursuant to the Plan, which shall entitle the holder thereof to receive from the Corporation cash or Shares or a combination of cash and Shares based upon the excess of the Fair Market Value of Shares at the time of exercise over the purchase price of the Shares subject to the related Option, or the Fair Market Value of Shares on the date the Rights were granted, as the case may be, subject to the terms and conditions of the Plan.

    (r) "Share" shall mean a share of common stock of the Corporation.

    (s) "Spread" shall mean (i) with respect to Conjunctive Rights and Alternative Rights, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the purchase price per Share payable under the related Option and (ii) with respect to Rights not granted in connection with an Option, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the Fair Market Value of one Share on the date such Rights were granted.

    (t) "Subsidiary" shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.

  3. Administration. The Plan shall be administered by the Board of Directors, or if the Board of Directors shall so determine, by a Committee of the Board of Directors which shall consist of two or more directors of the Corporation, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as from time to time amended (the "Exchange Act"). During any period in which the Plan is administered by a Committee, all references herein to the Board of Directors shall be deemed to refer to the Committee, except for purposes of the definition of a "Change in Control" (as set forth in Section 11) and of Section 19. The Board of Directors shall establish such rules and procedures as are necessary or advisable to administer the Plan.

  Determinations of the Board of Directors as to any question which may arise with respect to the interpretation of the provisions of the Plan and Incentive Awards shall be final. The Board of Directors may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Incentive Awards effective or provide for their administration, and may take such other action with regard to the Plan and Incentive Awards as it shall deem desirable to effectuate their purpose.

  4. Participants. Except as hereinafter provided, the class of persons who are potential recipients of Incentive Awards granted under this Plan shall consist of (i) the directors of the Corporation or a Subsidiary and (ii) key employees of the Corporation or a Subsidiary, as determined by the Board of Directors. The parties to whom Incentive Awards are granted under this Plan, and the number of Shares subject to each such Incentive Award, shall be determined by the Board of Directors in its sole discretion, subject, however, to the terms and conditions of this Plan. Persons to whom Incentive Awards may be granted include key employees who are also directors of the Corporation or a Subsidiary and also directors who are not also key employees. Notwithstanding the foregoing, Alan Turtletaub and Marc Turtletaub shall not be eligible to receive grants of Incentive Awards under this Plan.

  5. Shares. Subject to the provisions of Section 16 hereof, the Board of Directors may grant Incentive Awards with respect to an aggregate of up to 2,800,000 Shares, all of which shares may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options and Rights granted during the duration of the Plan to any individual who is a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code shall not exceed 1,400,000 Shares. If the Shares that would be issued or transferred pursuant to any Incentive Awards are not issued or transferred and cease to be issuable or transferable for any reason, or if Restricted Shares which are subject to a Restricted Stock Award are forfeited, the number of Shares subject to such Incentive Award will no longer be charged against the limitation provided for herein and may again be made subject to Incentive Awards; provided, however, that Shares as to which an Option has been surrendered in connection with the exercise of an Alternative Right shall not again be available for the grant of any further Incentive Awards. Notwithstanding the preceding, with respect to any Option and/or any Rights granted to any individual who is a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code that is cancelled, the number of shares subject to such Option and/or Rights shall continue to count against the maximum number of shares which may be the subject of Options and Rights granted to such individual. For purposes of the preceding sentence, if, after grant, the exercise price of an Option and/or the base amount of any Rights is reduced, such reduction shall be treated as a cancellation of such Option and/or Rights and the grant of a new Option and/or Rights (if any), and both the cancellation of the Option and/or Rights and the new Option and/or Rights shall reduce the maximum number of shares for which Options and Rights may be granted to the holder of such Option and/or Rights.

  6. Grant of Options. The number of Options to be granted to any Eligible Person shall be determined by the Board of Directors in its sole discretion. At the time an Option is granted, the Board of Directors may, in its sole discretion, designate whether such Option (a) is to be considered as an Incentive Stock Option, or (b) is not to be treated as an Incentive Stock Option for purposes of this Plan and the Internal Revenue Code. No Option which is intended to qualify as an Incentive Stock Option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Corporation or a Subsidiary.

  Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as (or deemed to be) Incentive Stock Options granted to an employee (and any incentive stock options granted to such employee under any other stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Internal Revenue Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. Options with respect to which no designation is made by the Board of Directors shall be deemed to be Incentive Stock Options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking options into account in the order in which they are granted.

  Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person.

  The form of Option shall be determined from time to time by the Board of Directors. A certificate of Option signed by the Chairman of the Board or the President or a Vice President of the Corporation, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation and bearing the seal of the Corporation affixed thereto, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an Incentive Stock Option.

  7. Grant of Rights. The Board of Directors shall have the authority to grant to any Eligible Person, in its sole discretion, Rights which may be granted separately, or in connection with an Option at the time of the grant of an Option. Rights granted in connection with an Option shall be granted with respect to the same number of Shares as are covered by the Option, subject to adjustment pursuant to the provisions of Section 16 hereof, and may be exercised, as determined by the Board of Directors in its discretion at the time of the grant of the Rights, either in conjunction with, or as an alternative to, the exercise of the related Option.

  Conjunctive Rights ("Conjunctive Rights") granted in connection with an Option shall entitle the holder thereof to receive payment from the Corporation, determined as hereinafter provided, only if and to the extent that the related Option is exercisable and is exercised. Upon any exercise of an Option in respect of which Conjunctive Rights shall have been granted, the holder of the Rights shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Board of Directors at the time of grant, by (ii) the number of Shares in respect of which the related Option shall have then been so exercised.

  Alternative Rights ("Alternative Rights") granted in connection with an Option shall entitle the holder thereof to receive payment from the Corporation, determined as hereinafter provided, only if and to the extent that the related Option is exercisable, by surrendering the Option with respect to the number of Shares as to which such Rights are then exercised. Such Option, to the extent surrendered, shall be deemed exercised for purposes of the limitations under Section 5. Upon any exercise of Alternative Rights, the holder thereof shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Board of Directors at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised. Notwithstanding anything contained herein, Alternative Rights granted in connection with an Option that is an Incentive Stock Option may not be exercised at any time when the Fair Market Value of the Shares subject thereto is less than the exercise price of such Option.

  Rights granted without relationship to an Option shall be exercisable for a duration determined by the Board of Directors, but in no event more than ten years from the date of grant. Such Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Corporation of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Board of Directors at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

  Notwithstanding anything contained herein, the Board of Directors may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights.

  At the holder's election, payment of the amount determined hereunder upon the exercise of Rights may be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of Rights, or in a combination of cash and Shares. No fractional Shares shall be issued by the Corporation, and settlement therefor shall be made in cash.

  The form of Rights shall be as determined from time to time by the Board of Directors. A certificate of Rights signed by the Chairman of the Board or the President or a Vice President, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Corporation and having the seal of the Corporation affixed thereto, shall be delivered to each Eligible Person to whom Rights are granted.

  8. Purchase Price. The price per Share of the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Board of Directors at the time of grant; provided, however, that the purchase price per Share for the Shares to be purchased pursuant to the exercise of an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the day on which the Option is granted.

  The purchase price per Share for Restricted Shares to be purchased pursuant to Restricted Stock Awards shall be fixed by the Board of Directors at the time of the grant of the Restricted Stock Award; provided, however, that such purchase price shall not be less than the par value of such Shares. Payment of such purchase price shall be made in cash or by check payable to the order of the Corporation, or by such other method as the Board of Directors may permit.

  9. Duration of Options and Related Rights. The duration of any Option granted under this Plan shall be fixed by the Board of Directors at the time of grant; provided, however, that no Option shall remain in effect for a period of more than ten years from the date upon which the Option is granted. The duration of any Rights granted in connection with any Option shall be coterminous with the duration of the related Option.

  10. Ten Percent Stockholders. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an Incentive Stock Option may be granted under this Plan to any employee who, at the time the Option is granted, owns shares possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

  11. Exercise of Options and Rights. Except as otherwise provided herein, Options and Rights, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Board of Directors; provided, however, that no Options or Rights may be exercised in part or in full prior to the date of approval of the Plan by the shareholders of the Corporation as provided in Section 21.

  Notwithstanding the foregoing, all or any part of any remaining unexercised Options or Rights granted to any person may, after approval of the Plan by the shareholders of the Corporation as provided in Section 21, be exercised in the following circumstances: (a) immediately upon (but prior to the expiration of the term of the Option or Rights) the holder's retirement from the Corporation and all Subsidiaries on or after his 65th birthday, (b) subject to the provisions of Section 15 hereof, upon the disability (to the extent and in a manner as shall be determined by the Board of Directors in its sole discretion) or the death of the holder, (c) upon the occurrence of such special circumstance or event as in the opinion of the Board of Directors merits special consideration, or (d) if, while the holder is employed by, or serving as a director of, the Corporation or a Subsidiary, there occurs a Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (x) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Exchange Act) ("Person"), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) direct or indirect beneficial ownership of securities of the Corporation representing 40% or more of the combined voting power of the then outstanding securities of the Corporation or
(y) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Corporation that have a total fair market value equal to or more than one-third of the total fair market value of all of the assets of the Corporation immediately prior to such acquisition; provided, however, that if any transaction or event or series of transactions or events resulting in a Change in Control is approved by a majority of the members of the Board of Directors holding office prior to the transaction or event or series of transactions or events, then the transaction or event or series of transactions or events shall not be deemed to be a Change in Control. Notwithstanding the foregoing, for purposes of subsection (x), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Corporation is not transferred from a Person to another Person; and, for purposes of subsection (y), a Change in Control will not be deemed to occur if the assets of the Corporation are transferred: (i) to a shareholder in exchange for his stock, (ii) to an entity in which the Corporation has (directly or indirectly) 50% Ownership, or (iii) to a Person that has (directly or directly) at least 50% Ownership of the Corporation with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% Ownership.

  An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect ("Exercise Notice"), together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any Shares acquired pursuant to this Plan or any other plan maintained by the Corporation or a Subsidiary unless the holder has beneficially owned such Shares for at least six months); by providing with the Exercise Notice an order to a designated broker to sell part or all of the Shares and to deliver sufficient proceeds to the Corporation, in cash or by check payable to the order of the Corporation, to pay the full purchase price of the Shares and all applicable withholding taxes; or by such other methods as the Board of Directors may permit from time to time. Any Conjunctive Rights granted in connection with such Option shall be exercised by the inclusion in the Exercise Notice of a notice of exercise of Rights, together with the Rights certificate and a specification of the percentages of the Rights which the holder desires to receive in cash and in Shares.

  Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option and, if Conjunctive Rights have been exercised in connection therewith, the amount of cash and/or a certificate for the number of Shares determined in accordance with Section 7 hereof. If the Option and any Conjunctive Rights shall have been exercised with respect to less than all of the Shares subject to the Option and Rights, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate and a new Rights certificate in replacement of the certificates surrendered at the time of the exercise of the Option and Rights, indicating the number of Shares with respect to which the Option and Rights remain available for exercise, or the original Option certificate and Rights certificate shall be endorsed to give effect to the partial exercise thereof.

  Alternative Rights or Rights not granted in connection with an Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the Rights certificate, and a specification of the percentages of the Rights which the holder desires to receive in cash and in Shares. Holders of Alternative Rights shall also surrender the related Option certificate. Within a reasonable time thereafter, the Corporation shall cause to be delivered to the person entitled thereto, the amount of cash and/or a certificate for the number of Shares determined in accordance with Section 7 hereof. Upon the exercise of Alternative Rights, the number of Shares subject to exercise under the related Option or portion thereof shall be reduced by the number of Shares represented by the Option or portion thereof surrendered. Shares subject to Options or portions thereof surrendered upon the exercise of Alternative Rights shall not be available for subsequent Incentive Awards under the Plan. If the Rights shall have been exercised with respect to less than all of the Shares subject thereto (or to the related Option, if any), the Corporation shall also cause to be delivered to the person entitled thereto a Rights certificate (and an Option certificate, in the case of Alternative Rights) with respect to the difference between the number of Shares of the Rights certificate (and related Option certificate, if any) surrendered at the time of the exercise of the Rights and the number of Shares with respect to which the Rights were so exercised (and the related Option, if any, was so surrendered), or the original Rights certificate (and related Option certificate, if any) shall be endorsed to give effect to the partial exercise (and surrender) thereof.

  Notwithstanding any other provision of the Plan or of any Option or Rights, no Option or Rights granted pursuant to the Plan may be exercised at any time when the Option or Rights or the granting or exercise thereof violates any law or governmental order or regulation.

  12. Terms and Conditions of Restricted Stock Awards.

    (a) All Restricted Shares granted to or purchased by an eligible person pursuant to the Plan shall be subject to the following conditions:

      (i) the Restricted Shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are satisfied, removed or expire;

      (ii) each certificate representing Restricted Shares issued pursuant to a Restricted Stock Award under this Plan shall bear a legend making appropriate reference to the restrictions imposed; and

      (iii) the Board of Directors may impose such other conditions as it may deem advisable on any Restricted Shares granted to or purchased by an Eligible Person pursuant to a Restricted Stock Award under this Plan, including, without limitation, restrictions under the requirements of any stock exchange upon which such Shares or shares of the same class are then listed, and under any securities law applicable to such Shares.

    (b) The restrictions imposed under subsection (a) hereof upon Restricted Stock Awards shall lapse in accordance with a schedule or such other conditions as shall be determined by the Board of Directors, subject to the provisions of Section 15 hereof.

    (c) Prior to the satisfaction, expiration or lapse of all of the restrictions and conditions imposed upon Restricted Shares, a stock certificate or certificates representing such Restricted Shares shall be registered in the holder's name but shall be retained by the Corporation for the holder's account. The holder shall have the right to vote such Restricted Shares and shall have all other rights and privileges of a beneficial and record owner with respect thereto, including, without limitation, the right to receive dividends, distributions and adjustments with respect thereto; provided, however, that such dividends, distributions and adjustments shall be retained by the Corporation for the holder's account and for delivery to the holder, together with the stock certificate or certificates representing such Restricted Shares, as and when said restrictions and conditions shall have been satisfied, expired or lapsed.

  13. Consideration for Incentive Awards. The Corporation shall obtain such consideration for the grant of an Incentive Award as the Board of Directors in its discretion may determine.

  14. Non-Transferability of Incentive Awards. Options and Rights shall not be transferable or assignable by the holder thereof except to the extent that the Estate or heirs of a deceased holder of Options or Rights may be permitted to exercise them. Restricted Stock Awards shall not be transferable or assignable by the holder thereof except that any Restricted Shares subject to restrictions at the time of the holder's death (and any dividends, distributions and adjustments with respect thereto) shall be transferred to the holder's Estate or heirs. Incentive Awards may be exercised or surrendered during the holder's lifetime only by the holder thereof.

  15. Termination of Employment or Service. All or any part of any Option and/or Rights, to the extent unexercised, shall terminate immediately, upon the cessation or termination for any reason of the holder's employment by, or service as a director of, the Corporation or any Subsidiary, except that the holder shall have until the end of the tenth business day following the cessation of his employment or service with the Corporation or its Subsidiaries, and no longer, to exercise any unexercised Option and/or Rights that he could have exercised on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option and Rights. Notwithstanding the foregoing, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five (65) years, or to disability (to an extent and in a manner as shall be determined in each case by the Board of Directors in its sole discretion) or to death, the holder or the representative of the Estate or the heirs of a deceased holder shall have the privilege of exercising the Options and Rights which are unexercised at the time of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and Rights and (a) within three months of the holder's retirement or disability, or (b) within six months of the holder's death, as the case may be. If the employment or service of any holder of an Option or Rights with the Corporation or a Subsidiary shall be terminated because of the holder's violation of the duties of such employment or service with the Corporation or a Subsidiary as he may from time to time have, the existence of which violation shall be determined by the Board of Directors in its sole discretion (which determination by the Board of Directors shall be conclusive) all unexercised Options and Rights of such holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and a holder of Options or Rights whose employment or service with the Corporation and Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option or Rights he might have exercised prior to the termination of his employment or service with the Corporation and Subsidiaries.

  Except as hereinafter provided, if a holder of a Restricted Stock Award shall voluntarily or involuntarily leave the employ of the Corporation or any Subsidiary, all Restricted Shares subject to restrictions at the time his employment terminates (and any dividends, distributions and adjustments retained by the Corporation with respect thereto) shall be forfeited and any consideration received therefor from the holder shall be returned to the holder. Notwithstanding the foregoing, all restrictions to which Restricted Stock Awards are subject shall lapse (a) upon the death or disability of the holder, (b) upon the occurrence of such special circumstance or event as in the opinion of the Board of Directors merits special considerations or (c) upon a Change in Control while the holder is employed by, or serving as a director of, the Corporation or a Subsidiary.

  16. Adjustment Provision. If prior to the complete exercise of any Option, or prior to the satisfaction, expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Stock Award, there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for,

    (a) in the case of an Option, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder; and

    (b) in the case of a Restricted Share issued pursuant to a Restricted Stock Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 12, the same securities or other property as are received by the holders of the Corporation's Shares pursuant to such stock dividend, split-up, conversion, exchange, reclassification or substitution.

  Any fractional shares or securities issuable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Incentive Awards remain to be issued, or with respect to which Incentive Awards may be reissued, shall be adjusted in a similar manner.

  In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights, the Board of Directors, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise, so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder of Rights shall be entitled by reason of such events.

  Notwithstanding the foregoing, upon the dissolution or liquidation of the Corporation, or the occurrence of a merger or consolidation in which the Corporation is not the surviving corporation, or in which the Corporation becomes a subsidiary of another corporation or in which the voting securities of the Corporation outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting securities of the Corporation or such surviving entity immediately after such merger or consolidation, or upon a spin-off (including a reverse spin-off) by the Corporation, but only as to the holders of Incentive Awards who are to be employed immediately after the spin-off by the entity which represents less than fifty percent (50%) of the value of the Corporation immediately prior to the transaction and any holders who will serve as directors of such entity and not of the Corporation, or upon the sale of all or substantially all of the assets of the Corporation, the Board of Directors may, in its sole discretion, terminate the Options and Rights granted hereunder, unless provision is made by the Corporation in connection with such transaction for the assumption of Options and Rights theretofore granted, or the substitution for such Options and Rights of new options of, and rights with respect to, the successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices. In the event the Options terminate as aforesaid in connection with such a dissolution, liquidation, merger, consolidation, spin-off or sale, the Board of Directors shall provide that the holder of any such Option shall be entitled to receive from the Corporation an amount equal to the excess of (i) the Fair Market Value (determined on the basis of the amount received by shareholders in connection with such transaction) of the Shares subject to the portion of the Option not theretofore exercised (whether or not the Option is then exer- cisable pursuant to its terms or otherwise), over (ii) the aggregate purchase price which would be payable for such Shares upon the exercise of the Option. In the event Conjunctive Rights or Rights granted independently of an Option terminate as aforesaid in connection with such a dissolution, liquidation, merger, consolidation, spin-off or sale, the Board of Directors shall provide that the holder of any such Rights (whether or not such Rights are then exercisable pursuant to their terms or otherwise) shall be entitled to receive from the Corporation an amount equal to (i) in the case of Conjunctive Rights, the amount received by the holder with respect to the related Option (or a portion of such amount equal to the portion of the Spread to which the holder is entitled under the terms of such Rights), or (ii) in the case of Rights granted without relationship to an Option, the excess of (A) the Fair Market Value (determined on the basis of the amount received by shareholders in connection with such transaction) of the Shares subject to the portion of the Rights not theretofore exercised, over (B) the Fair Market Value of such Shares on the date such Rights were granted (or a portion of such excess equal to the portion of the Spread to which the holder is entitled under the terms of such Rights). In the event of any other change in the corporate structure or outstanding Shares, the Board of Directors may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Incentive Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

  17. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Incentive Award until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Incentive Award shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Incentive Award, or may issue stop transfer orders in respect thereof.

  18. Income Tax Withholding. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the grant or exercise of any Incentive Award, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Incentive Award. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Incentive Award.

  19. Amendment of the Plan. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Incentive Awards not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Incentive Award, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Incentive Award. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under the Plan or to any individual or change the class of Eligible Persons shall be subject to the approval of the shareholders of the Corporation within one year of such amendment.

  20. No Right of Employment. Nothing contained herein or in an Incentive Award shall be construed to confer on any employee or director any right to be continued in the employ of the Corporation or any Subsidiary or as a director of the Corporation or a Subsidiary or derogate from any right of the Corporation and any Subsidiary to retire, request the resignation of or discharge such employee or director (without or with pay), at any time, with or without cause.

  21. Effective Date of the Plan. This Plan is conditioned upon its approval by the shareholders of the Corporation on or before April 13, 1998 at any special or annual meeting of the shareholders of the Corporation; except that this Plan is adopted and approved by the Board of Directors effective April 14, 1997 to permit the grant of Incentive Awards prior to the approval of the Plan by the shareholders of the Corporation as aforesaid. In the event that this Plan is not approved by the shareholders of the Corporation as aforesaid, this Plan and any Incentive Awards granted hereunder shall be void and of no force or effect.

  22. Final Issuance Date. No Incentive Award shall be granted under the Plan after April 13, 2007.

PROXY
                              THE MONEY STORE INC.
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 20, 1997
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints Michael Benoff, Morton Dear and Harry Puglisi, or a majority of those present and acting, or if only one is present, then that one, proxies, with full power of substitution, to vote all shares of Common Stock of The Money Store Inc. which the undersigned is entitled to vote at the Company's Annual Meeting to be held at The Hilton at Short Hills, 41 John F. Kennedy Parkway, Short Hills, New Jersey 07078, on Tuesday, May 20, 1997, at 9:00 a.m., local time, and at any adjournments thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominees for Class C Directors below for a term of three years:
                       Alan Turtletaub  Morton Dear; and
  To elect the nominee for Class A Directors below for a term of one year:
                              William S. Templeton

Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares:

 [_] FOR all nominees listed above   [_] WITHHOLD AUTHORITY to vote for all
 [_] CUMULATE VOTES                      nominees listed below

  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THOUGH THE NOMINEE'S NAME IN THE LIST ABOVE.
  If you checked the box indicating your desire to cumulate votes rather than divide your votes equally among the nominees for Directors, please list below the names of those nominees for whom you wish to vote, indicating opposite each name the percentage of your total votes to be voted for that person. If no direction is given, the proxies will cast such votes in favor of any or all of the Company's nominees as the proxies determine.
         ---------------------------------------------------------

2. ADOPTION OF THE 1997 STOCK INCENTIVE PLAN: To approve the adoption of the Company's 1997 Stock Incentive Plan (the "Plan").
                         [_] FOR  [_] AGAINST  [_] ABSTAIN
3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.
  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

  Receipt of the Notice of Annual Meeting and Proxy Statement and of the Annual Report of the Company preceding or accompanying the same is hereby acknowledged.

                                           YOUR SIGNATURE SHOULD APPEAR THE
                                           SAME AS YOUR NAME APPEARS HEREON.
                                           IF SIGNING AS ATTORNEY, EXECUTOR,
                                           ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                           PLEASE INDICATE THE CAPACITY IN
                                           WHICH SIGNING. WHEN SIGNING AS
                                           JOINT TENANTS, ALL PARTIES TO THE
                                           JOINT TENANCY MUST SIGN. WHEN THE
                                           PROXY IS GIVEN BY A CORPORATION IT
                                           SHOULD BE SIGNED BY AN AUTHORIZED
                                           OFFICER.

                                           Dated ....................... , 1997

                                           ............................. (L.S.)
                                                (SIGNATURE OF SHAREHOLDER)

                                           ............................. (L.S.)
                                                (SIGNATURE OF SHAREHOLDER)

 PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

[X}  PLEASE MARK VOTES                PROXY
     AS IN THIS EXAMPLE        THE MONEY STORE INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 20, 1997

  The undersigned hereby appoints Michael Benoff, Morton Dear and Harry Puglisi, or a majority of those present and acting, or if only one is present, then that one, proxies, with full power of substitution, to vote all shares of Common Stock of The Money Store Inc. which the undersigned is entitled to vote at the Company's Annual Meeting to be held at The Hilton at Short Hills, 41 John F. Kennedy Parkway, Short Hills, New Jersey 07078, on Tuesday, May 20, 1997, at 9:00 a.m., local time, and at any adjournments thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

--------------------------------------------------------------------------------
Please be sure to sign and date                                        Date
 this Proxy in the box below.
--------------------------------------------------------------------------------

    Stockholder sign above___________________Co-Holder (if any) sign above



                                                                   WITH-  CUMU-
                                                              FOR  HOLD   LATE
1. ELECTION OF DIRECTORS: To elect                            [ ]   [ ]    [ ]
   the nominees for Class C Directors
   below for a term of three years:


ALAN TURTLETAUB, MORTON DEAR; and to elect the nominee for CLASS A DIRECTOR for a term of one year; WILLIAM S. TEMPLETON

Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares:

  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

--------------------------------------------------------------------------------
  If you checked the box indicating your desire to cumulate votes rather than divide your votes equally among the nominees for Directors, please list below the names of those nominees for whom you wish to vote, indicating opposite each name the percentage of your total votes to be voted for that person. If no direction is given, the proxies will cast such votes in favor of any or all of the Company's nominees as the proxies determine.
--------------------------------------------------------------------------------

2. ADOPTION OF THE 1997 STOCK                          FOR   AGAINST   ABSTAIN
   INCENTIVE PLAN:                                     [ ]      [ ]      [ ]

  To approve the adoption of the Company's 1997 Stock Incentive Plan (the
"Plan").

Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares.

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

  Receipt of the Notice of Annual Meeting and Proxy Statement and of the Annual Report of the Company preceding or accompanying the same is hereby acknowledged.

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 +                                                                         +
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   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                             THE MONEY STORE INC.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation it should be signed by an authorized officer.

 PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                     PROXY
                             THE MONEY STORE, INC.


[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF SHAREHOLDERS, MAY 20, 1997

  The undersigned hereby appoints Michael Benoff, Morton Dear and Harry Puglisi, or a majority of those present and acting, or if only one is present, then that one, proxies, with full power of substitution, to vote all shares of Common Stock of The Money Store Inc. which the undersigned is entitled to vote at the Company's Annual Meeting to be held at The Hilton at Short Hills, 41 John F. Kennedy Parkway, Short Hills, New Jersey 07078, on Tuesday, May 20, 1997, at 9:00 a.m., local time, and at any adjournments thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

--------------------------------------------------------------------------------
  Please be sure to sign and date                        Date
 this Proxy in the box below.
--------------------------------------------------------------------------------

Stockholder sign above                   Co-Holder (if any) sign above
------------------------------------------------------------------------------

                                  401K PLAN

                                                               WITH-     CUMU-
                                                       FOR     HOLD      LATE
1. ELECTION OF DIRECTORS: To elect
   the nominees for Class C Directors
   below for a term of three years:

ALAN TURTLETAUB, MORTON DEAR; and to elect the nominee for CLASS A DIRECTOR for a term of one year; WILLIAM S. TEMPLETON

Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares:

  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

--------------------------------------------------------------------------------
  If you checked the box indicating your desire to cumulate votes rather than divide your votes equally among the nominees for Directors, please list below the names of those nominees for whom you wish to vote, indicating opposite each name the percentage of your total votes to be voted for that person. If no direction is given, the proxies will cast such votes in favor of any or all of the Company's nominees as the proxies determine.
--------------------------------------------------------------------------------
                                                        FOR   AGAINST   ABSTAIN

2. ADOPTION OF THE 1997 STOCK                           [ ]     [ ]       [ ]
   INCENTIVE PLAN:

  To approve the adoption of the Company's 1997 Stock Incentive Plan (the
"Plan").

Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares.

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.
   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

  Receipt of the Notice of Annual Meeting and Proxy Statement and of the Annual Report of the Company preceding or accompanying the same is hereby acknowledged.

 +                                                                         +
--------------------------------------------------------------------------------

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                              THE MONEY STORE INC.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation it should be signed by an authorized officer.


 PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.